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                                                                    EXHIBIT 10.6

                               CETALON CORPORATION

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement, dated as of May 4, 2001, is executed and delivered by a Nevada corporation (the "Company"), in favor of Innovative Botanical Solutions, Inc., a Utah corporation (the "Purchaser")

                                    PREAMBLE

WHEREAS, the Purchaser is, in conjunction with and concurrent to this Agreement, both purchasing 458,997 shares of the Common Stock of the Company (the "Common Stock") pursuant to the Subscription Agreement by and between the Company and Purchaser and dated as of an even date herewith (the "SUBSCRIPTION AGREEMENT") and receiving options for the purchase of additional shares of Common Stock (the "OPTIONS"); and

WHEREAS, the Common Stock and the Options are being offered and sold by the Company in reliance upon the exemption from the registration provisions of the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), for non-public offerings pursuant to Regulation D or Regulation S under the Securities Act;

NOW, THEREFORE, in order to induce the Purchaser to purchase the Common Stock and to accept the concurrent grant of the Options and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the Company, the Company hereby agrees as follows:

         1. DEFINITIONS. As used in this Agreement, the capitalized terms set forth below shall have the following meanings:

         "AFFILIATE" shall mean, as to a specified Person, a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

         "COMPANY" shall have the meaning set forth in the preamble, and shall also include the Company's successors.

         "EXCHANGE ACT" shall mean the United States Securities Exchange Act of 1934, as amended.

         "HOLDER" shall mean each Person who holds Common Stock or Option
         Shares.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "PERSON" shall mean any individual, sole proprietorship, partnership, corporation, association, joint venture, trust, unincorporated entity or other entity, or the government of any country or sovereign state, or of any state, province, municipality or other political subdivision thereof.

         "PROSPECTUS" shall mean the Prospectus included in the Shelf Registration Statement, including any preliminary Prospectus, and any such Prospectus as amended or supple-


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         mented by any Prospectus supplement, including post-effective amendments, in each case including all material incorporated or deemed to be incorporated by reference therein.

         "PURCHASERS" shall have the meaning set forth in the preamble.

         "REGISTRABLE SECURITIES" shall mean the Common Stock and the Option Shares; provided, however, any Common Stock and Option Shares shall cease to be Registrable Securities when they shall have been sold by a Holder pursuant to an effective Shelf Registration Statement or pursuant to Rule 144.

         "RULE 144" means Rule 144 of the General Rules and Regulations promulgated under the Securities Act or any successor rule.

         "SEC" shall mean the United States Securities and Exchange Commission.

         "SECURITIES ACT" shall have the meaning set forth in the preamble.

         "SUBSCRIPTION AGREEMENT" shall have the meaning set forth in the preamble.

         "UNDERWRITER" shall be as referenced in Section 3 hereof.

         "OPTION SHARE" shall mean one share of the Company's Common Stock, each as underlying a Option; provided, however, that if at any time a Option becomes exercisable for the purchase of any other number of shares of Common Stock, or into any other securities of any other entity, in each case pursuant to the terms of the Option, then, in such event, the term "Option Share" shall be deemed to mean such other number of shares of Common Stock or such other securities, as the case may be.

         2. PIGGYBACK REGISTRATION RIGHTS. If the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holder) any of its stock or other securities under the Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall give the Holder written notice at least twenty (20) days before the initial filing with the SEC of such registration statement (the "Piggyback Registration Statement"), which notice shall set forth the amount of securities the Company and other parties, if any, then contemplate including in such registration and the intended method of disposition of the securities proposed to be offered by the Company. The notice shall offer to include in such registration, subject to and on the terms and conditions hereinafter provided, such number of Registrable Securities as the Holder may request. The Holder shall advise the Company in writing within twenty (20) days after receipt of such notice by the Company in accordance with Section 9, setting forth the amount of Registrable Securities for which registration is requested as part of such Piggyback Registration Statement. The Company shall, subject to the provisions of Section 3.4, cause to be registered under the Act all of the Registrable Securities that the Holder has requested to be registered.


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         The Company shall not be obligated to effect, or take any action to effect, any registration pursuant to this Section 2 during any such time that the Registration Statement is effective for the resale of Registrable Securities.

         3.       REGISTRATION PROCEDURES.

                  3.1 OBLIGATIONS OF THE COMPANY. Whenever required under
Section 2 of this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as possible:

                           (a) Prepare and file with the SEC a registration
statement with respect to such Registrable Securities, use its best efforts to cause such registration statement to become effective and keep such registration statement effective for a period of up to one hundred eighty (180) days or until the distribution contemplated in such registration statement has been completed; provided, however, that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act, or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (i) and (ii) above to be contained in periodic reports filed pursuant to
Section 13 or 15(d) of the Exchange Act in the registration statement.

                           (b) Prepare and file with the SEC such amendments and
supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                           (c) Furnish to the Holder such numbers of copies of a
prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request from time to time in order to facilitate the disposition of Registrable Securities owned by the Holder.

                           (d) Use its best efforts to register and qualify the
securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already required to qualify to do business or subject to service in such jurisdiction and except as may be required by the Securities Act.

                           (e) In the event of any underwritten public offering,
enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

                           (f) Notify the Holder at any time when a prospectus
relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.


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                           (g) Cause all such Registrable Securities registered
pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                           (h) Provide a transfer agent and registrar for all
Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                           (i) Make available for inspection by the Holder
participating in such registration, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by the Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by the Holder, underwriter, attorney or accountant in connection with such registration statement; provided, however, that the Holder, underwriter, attorney or accountant shall agree to hold in confidence and trust all information so provided.

                           (j) Make available to the Holder participating in
such registration, upon the request of the Holder:

                                    (i) in the case of an underwritten public
offering, a copy of any opinion of counsel for the Company provided to the underwriters participating in such offering, dated the date such shares are delivered to such underwriters for sale in connection with the registration statement;

                                    (ii) in the case of an underwritten public
offering, a copy of any "comfort" letters provided to the underwriters participating in such offering and signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the AICPA or other relevant authorities; and

                                    (iii) a copy of all documents filed with and
all correspondence from or to the SEC in connection with any such offering other than non-substantive cover letters and the like.

                  3.2 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2 of this Agreement with respect to Registrable Securities of the Holder that the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Holder's Registrable Securities.

                  3.3 EXPENSES OF REGISTRATION. The Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to the registrations pursuant to Section 2 of this Agreement for the Holder, including (without limitation) (i) all SEC and NASD registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws; (iii) all expenses of printing and distributing the Shelf Registration Statement, any Prospectus, and any amendments or supplements thereto; and (iv) the fees and disbursements of counsel for the Company and of


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the independent public accountants of the Company; but (v) excluding underwriting discounts and commissions relating to Registrable Securities.

                  3.4      UNDERWRITING REQUIREMENTS.

                           (a) In connection with any offering involving an
underwriting of shares of the Company's capital stock, the Company shall not be required under Section 2 of this Agreement to include any of the Holder's securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company.

                           (b) If the total amount of securities requested by
shareholders to be included in such offering, including Registrable Securities under Section 2 of this Agreement, exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the managing underwriter shall advise the Company in writing (with a copy to the Holder) that, in its opinion, the number of securities requested to be included in such registration (including securities to be sold by the Company or by other Persons not holding Registrable Securities) will jeopardize the success of the offering. In such case, the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders. For purposes of the preceding sentence concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing Persons shall be deemed to be a single "selling shareholder," and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

                  3.5 DELAY OF REGISTRATION. The Holder shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.

                  3.6 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Agreement:

                           (a) To the extent permitted by law, the Company will
indemnify and hold harmless the Holder, each officer and director of the Holder, any underwriter (as defined in the Securities Act) of the Holder and each Person, if any, who controls the Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii)


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the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to the Holder, underwriter or controlling Person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity provisions contained in this Section 3.6(a) shall not apply to (1) amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), or (2) any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder (including each officer and director of the Holder), underwriter or controlling Person.

                           (b) To the extent permitted by law, the Holder will
indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Person selling securities in such registration statement, each officer and director of any such other Person and any controlling Person of any such underwriter or other Person, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder, or by an officer or director of the Holder expressly for use in connection with such registration; and the Holder will pay any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 3.6(b) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 3.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this Section 3.6(b) exceed the gross proceeds from the offering received by the Holder net of underwriters' commissions and discounts.

                           (c) Promptly after obtaining actual knowledge of any
third party claim or action as to which it may seek indemnification under this
Section 3.6, an indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.6, deliver to the indemnifying party a written notice thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement


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of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 3.6, if, and to the extent that, such failure is prejudicial to such indemnifying party's ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3.6.

                           (d) If the indemnification provided for in this
Section 3.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense (including, without limitation, legal and other expenses incurred by such indemnified party in investigating or defending any such action or claim) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this Section 3.6(d), the Holder shall not be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the net proceeds received by the Holder from the offering covered by the applicable registration statement.

                           (e) Notwithstanding the foregoing, to the extent that
the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                           (f) The obligations of the Company and the Holder
under this Section 3.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

                  3.7 REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Holder the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holder to sell securities of the Company to the public without registration, the Company agrees to:

                           (a) make and keep public information available, as
those terms are understood and defined in Rule 144;

                           (b) file with the SEC in a timely manner all reports
and other documents required of the Company under the Securities Act and the Exchange Act; and

                           (c) furnish to the Holder, so long as the Holder owns
any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and docu-


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ments so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                  3.8 NO ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may not be assigned; provided, however, that the Holder may assign its rights and obligations under this Agreement to any Affiliate of the Holder which has become the owner of Registrable Securities.

                  3.9 "MARKET STAND-OFF" AGREEMENT. The Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company of the same class as the Registrable Securities, following the date on which a registration statement of the Company is filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period, except (i) Common Stock included in such registration (other than Registrable Securities included therein in connection with the exercise of the Holder's rights pursuant to Section 2 of this Agreement, in respect of which a registration thereof may be permitted, subject to the Company's receipt of Holder's written consent not to dispose of such Registrable Securities in any manner for the relevant time period set forth in this Section 3.9) and (ii) any Registrable Securities disposed of by private sale, so long as each such purchaser (and any and all subsequent purchasers) shall agree in writing, not later than the effective time of such private sale, to be bound by all of the terms and conditions of this Section 3.9; provided, however, that:

                           (a) such agreement shall be applicable during the
five (5) years following the date of this Agreement, subject to an earlier termination of such limitation period following the market stand-off period of the second such registration statement of the Company which covers Common Stock (or other securities of the Company of the same class as the Registrable Securities) to be sold on its behalf to the public in an underwritten offering;

                           (b) such market stand-off time period shall not
exceed 90 days following the effective date of each such registration statement; and

                           (c) such agreement shall not be applicable more than
once in any 12-month time period.

                           (d) all officers and directors of the Company, all
one-percent security holders, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

                  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such period.

                  Notwithstanding the foregoing, the obligations described in this Section 3.9 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a


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Commission Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

         4. COVENANT OF THE COMPANY. So long as Purchaser owns at least 175,000 shares of the Company's Common Stock (adjusted for stock splits, stock dividends, recapitalization and similar capital adjustments), the Company covenants and agrees to the following:

                           4.1 FINANCIAL STATEMENTS. The Company shall provide
Purchaser with such financial statements and reports as Purchaser may reasonably request, and that such statements and reports shall be prepared in good faith, and shall fully and fairly represent the Company's financial condition and the results of its operations for the period or periods covered.

                           4.2 MEETINGS OF DIRECTORS, COMMITTEES, AND OBSERVER
RIGHTS. Company shall:

                  (a) Permit Purchaser to have one representative attend each meeting of the Board, and any committee of the Board, in a non-voting observer capacity;

                  (b) Send to such representative the notice of the time and place of each such meeting in the same manner and at the same time as it shall send such notice to its Directors or committee members; and

                  (c) Provide to such representative copies of all notices, reports, minutes, and consent resolutions at the same time and in the same manner as they are provided to the Board or any committee members;

provided that the Company may require as a condition precedent to these rights that each person proposing to attend any Board meeting and each person who will have access to any of the information provided by the Company to the Board shall agree to hold in confidence and trust, and to act in a fiduciary manner with respect to, all such information received during such meetings or otherwise; and provided further that the Company reserves the right not to provide information and to exclude such representative from any meeting or portion of any meeting if delivery of the information or attendance at the meeting or portion of such meeting by such representative would result in trade secrets disclosure to such representative or would adversely affect the attorney-client privilege between the Company and its counsel or if such representative is affiliated with a direct competitor of the Company.

         5. AMENDMENTS. This Agreement may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions of this Agreement may not be given, unless it would not have an adverse effect upon the rights of any of the Holders and the Company has obtained the consent of Holders then owning a majority of the Registrable Securities.

         6. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of, and be binding upon, the Company, the Holders and their respective successors, assigns and transferees, including, without limitation and without the need for an express assignment, subsequent Holders.


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         7. THIRD-PARTY BENEFICIARIES. The Holders from time to time shall each be a third party beneficiary of the agreements of the Company contained herein.

         8. HEADINGS. The headings which are contained in this Agreement are for the sole purpose of convenience of reference, and shall not limit or otherwise affect the interpretation of any of the provisions hereof.

         9. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Nevada.

         10. NOTICES. All notices and other communications hereunder shall be in writing (which shall include publication), and shall be made by hand delivery, registered first-class mail, facsimile transmission, or any courier providing overnight delivery, if to the Company or a Purchaser, at the address set forth in the Subscription Agreement. All such notices and other communications shall be deemed to have been duly given upon receipt.

         11. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the Company with respect to the subject matter hereof.

         12. SEVERABILITY. In the event that any one or more of the provisions of this Agreement, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions of this Agreement shall not be in any way impaired or affected thereby.

         13. FURTHER ASSURANCES. The Company will from time to time after the date hereof take any and all actions, and execute, acknowledge and deliver any and all documents and instruments, at its cost and expense, as any Holder may from time to time reasonably request in order to more fully perfect or protect the rights intended to be granted to it hereunder.

         14. INTERPRETATION. As used in this Agreement, unless the context otherwise requires: words describing the singular number shall include the plural and vice versa; words denoting any gender shall include all genders; words denoting natural persons shall include corporations, partnerships and other entities, and vice versa; and the words "hereof", "herein" and "hereunder", and words of similar import, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement.

         15. WAIVER. The failure of the Company or any Holder to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Agreement or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Agreement.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Agreement as of the date above written:

CETALON CORPORATION


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By:
           Harvey Goldstein
           Chief Executive Officer
           Cetalon Corporation


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